UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 22, 2012
MEDIA GENERAL, INC.
(Exact name of registrant as specified in its charter)
Commonwealth of Virginia	1-6383	54-0850433
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 E. Franklin St., Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(804) 649-6000
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b)	On August 22, 2012, Media General, Inc. (the Company) issued a press release (Exhibit 99.1) announcing that Marshall N. Morton, President and Chief Executive Officer, will retire as an officer of the Company effective December 31, 2012. Mr. Morton will continue to serve as a Director after his retirement.

c)	Effective immediately, George L. Mahoney, has been appointed Vice President and Chief Operating Officer. Mr. Mahoney is currently Vice President, Growth and Performance. Effective January 1, 2013, Mr. Mahoney will become President and Chief Executive Officer.

There are no transactions required to be disclosed under Item 404(a) of Regulation S-K of the Securities and Exchange Commission in connection with these appointments.

Item 9.01 Financial Statements and Exhibits.

 d)           Exhibits

 99.1       Press Release issued by MEDIA GENERAL, INC., August 22, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIA GENERAL, INC.
(Registrant)

Date August 22, 2012	/s/ James F. Woodward
James F. Woodward
Vice President - Finance
and Chief Financial Officer